LIQUIDITY/GOING CONCERN	12 Months Ended
Sep. 30, 2018
Liquiditygoing Concern
LIQUIDITY/GOING CONCERN

NOTE 2 – LIQUIDITY/GOING CONCERN

The Company has incurred accumulated losses as of September 30, 2018 of $41.9 million, and has a net capital deficiency. Further losses are anticipated in developing our business, and there exists substantial doubt about the Company’s ability to continue as a going concern. As of September 30, 2018, the Company had $5.6 million of unrestricted cash on hand, $4.5 million of this amount is for the payment of joint payables from drilling operations. The Company estimates that it will need to raise a minimum of $8 million to meet its obligations and planned expenditures through December 2019. The Company plans to finance the Company through equity and/or debt financings and/or farm-out agreements. The Company also plans to extend the agreements associated with all loans, the accrued interest payable on these loans, as well as the Company’s accrued liabilities. There are no assurances that financing will be available with acceptable terms, if at all. If the Company is not successful in obtaining financing, operations would need to be curtailed or ceased. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.